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                                                                   Exhibit 10.2



                      AMENDMENT NO. 1 TO LICENSE AGREEMENT

         This Amendment No. 1 to License Agreement, dated as of May 23, 2003 ("AMENDMENT"), is entered into by and between AnorMED Inc., a company incorporated in Canada ("ANORMED"), and Synergy Pharmaceuticals, Inc., a Delaware corporation ("SYNERGY").

                                    RECITALS

         A. Pursuant to a License Agreement, dated August 28, 2002 ("LICENSE"), as amended by this Amendment, AnorMED licenses to Synergy certain Patent Rights and related Technical Information.

         B. Synergy desires to license two additional patents and one patent application from AnorMED, and AnorMED desires to license the same to Synergy, all under the terms and conditions set forth in this Amendment and the License.

         C. The two additional patents (US 5,981,538 and US 6,051,596) relate to a method of treating psoriasis using the Licensed Compound and a method of immunosuppression, using the Licensed Compound in combination with cyclosporine, respectively.

         D. The patent application is jointly owned by AnorMED and Synergy and relates to the treatment of additional cancer indications (the "JOINTLY OWNED PATENT APPLICATION").

         E. A capitalized term used in this Amendment but not otherwise defined shall have the meaning given to it in the License.

                                   AGREEMENT.

         The parties agree as follows:

1.       AMENDMENTS TO LICENSE

         The parties agree to amend the License as set forth in this Section 1.

         1.1      DEFINITION OF PATENT RIGHTS

         The definition of Patent Rights in Section 1 of the License is hereby amended in its entirety to read as follows:

         "PATENT RIGHTS" shall mean AnorMED's interest in all the patents and patent applications set forth in Exhibit A attached hereto, together with all divisionals, extensions, reissues, substitutions, renewals, continuations and foreign counterparts thereof (including European Supplementary Protection Certificates) and patents issuing thereon.



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         1.2      ANORMED'S WARRANTY

         Section 11.2 of the License is hereby amended in its entirety to read as follows:

         Except for rights of Synergy, AnorMED represents and warrants that it has full rights to the Patent Rights.

         1.3      LICENSE OF ADDITIONAL PATENTS

         Exhibit A to the License is hereby amended in its entirety to read as set forth on Schedule 1 hereto.

         1.4      CORRECTION OF SIGNATURE BLOCK

         The heading to the signature of Synergy is hereby amended to read in its entirety "SYNERGY PHARMACEUTICALS, INC."

2.       OTHER AGREEMENTS

         2.1      PROSECUTION OF THE JOINTLY OWNED PATENT APPLICATION

         The parties agree that, notwithstanding Section 9.1 of the License, Synergy shall diligently prosecute and take all reasonable steps required to maintain in full force and effect and defend the Jointly Owned Patent Application and patents issuing thereon in the Licensed Field and Territory. Defending the Jointly Owned Patent Application and patents issuing thereon includes, for example, interference and opposition proceedings pertaining to the Jointly Owned Patent Application and patents issuing thereon, but does not include enforcing the Jointly Owned Patent Application or patents issuing thereon against third party infringers, which is covered by Section 9.2 of the License. AnorMED agrees, without charge, to render such reasonable assistance, execute any documents and do such other acts as may be reasonably necessary in connection with the prosecution, maintenance or defense of the Jointly Owned Patent Application and patents issuing thereon as Synergy may reasonably request.

         2.2      SYNERGY DEVELOPMENTS

         The parties agree that Synergy's interest in the Jointly Owned Patent Application and patents issuing thereon is a Synergy invention or development to which Section 13.7 of the License would apply.

3.       RATIFICATION OF LICENSE

         The License is hereby reaffirmed and ratified by the parties thereto. Except as specifically provided for herein, all of the terms and conditions of the License shall remain unmodified and in full force and effect.



                                       2
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4.       COUNTERPARTS

         This Amendment may be executed in one or more counterparts, each of which shall constitute and original agreement, but all of which together shall constitute one and the same agreement.



       Remainder of page intentionally left blank. Signature page follows.







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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                       ANORMED INC.



                                       By /s/ Michael Abrams
                                          ------------------------------------
                                          Dr. Michael Abrams
                                          Its President

                                       SYNERGY PHARMACEUTICALS, INC.


                                       By /s/ Donald Picker
                                          ------------------------------------
                                          Dr. Donald Picker
                                          Its President



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                    SCHEDULE 1 (AMENDED EXHIBIT A TO LICENSE)

                                    EXHIBIT A

                                  PATENT RIGHTS


         U.S. Patent 5,981,538

         U.S. Patent 6,051,596